Exhibit 99.1
JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)
The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or its knows or has reason to believe that such information is inaccurate.

Date: February 12, 2020

INSIGHT HOLDINGS GROUP, LLC

By:	/s/ Blair Flicker
Name:	Blair Flicker
Title:	Attorney-in-Fact

INSIGHT VENTURE PARTNERS (CAYMAN) VII, L.P.
By:	Insight Venture Associates VII, L.P., its general partner
By:	Insight Venture Associates VII, Ltd., its general partner

By:	/s/ Blair Flicker
Name:	Blair Flicker
Title:	Vice President

INSIGHT VENTURE PARTNERS (DELAWARE) VII, L.P.
By:	Insight Venture Associates VII, L.P., its general partner
By:	Insight Venture Associates VII, Ltd., its general partner

By:	/s/ Blair Flicker
Name:	Blair Flicker
Title:	Vice President

INSIGHT VENTURE PARTNERS VII (CO-INVESTORS), L.P.
By:	Insight Venture Associates VII, L.P., its general partner
By:	Insight Venture Associates VII, Ltd., its general partner

By:	/s/ Blair Flicker
Name:	Blair Flicker
Title:	Vice President

INSIGHT VENTURE PARTNERS VII, L.P.
By:	Insight Venture Associates VII, L.P., its general partner
By:	Insight Venture Associates VII, Ltd., its general partner

By:	/s/ Blair Flicker
Name:	Blair Flicker
Title:	Vice President

INSIGHT VENTURE ASSOCIATES VII, L.P.
By:	Insight Venture Associates VII, Ltd., its general partner

By:	/s/ Blair Flicker
Name:	Blair Flicker
Title:	Vice President

INSIGHT VENTURE ASSOCIATES VII, LTD.

By:	/s/ Blair Flicker
Name:	Blair Flicker
Title:	Vice President

[Signature Page to Joint Filing Agreement]

IVP CIF II (AIP A), L.P.
By:	Insight Venture Associates Coinvestment II, L.P., its general partner

By:	/s/ Blair Flicker
Name:	Blair Flicker
Title:	Vice President

IVP CIF II (AIP B), L.P.
By:	Insight Venture Associates Coinvestment II, L.P., its general partner

By:	/s/ Blair Flicker
Name:	Blair Flicker
Title:	Vice President

IVP CIF II (PS SPLITTER), L.P.
By:	Insight Venture Associates Coinvestment II, L.P., its general partner

By:	/s/ Blair Flicker
Name:	Blair Flicker
Title:	Vice President

INSIGHT VENTURE ASSOCIATES COINVESTMENT II, L.P.

By:	/s/ Blair Flicker
Name:	Blair Flicker
Title:	Authorized Officer

IVP (VENICE), L.P.

By:	/s/ Blair Flicker
Name:	Blair Flicker
Title:	Authorized Officer

IVP GP (VENICE), LLC

By:	/s/ Blair Flicker
Name:	Blair Flicker
Title:	Authorized Officer

INSIGHT VENTURE ASSOCIATES X, LTD.

By:	/s/ Blair Flicker
Name:	Blair Flicker
Title:	Authorized Officer

[Signature Page to Joint Filing Agreement]